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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the use in this Registration Statement on Form
S-1 of our report dated February 27, 2003 relating to the financial statements of Rogers Raw Materials Fund, L.P., which appear in such Registration Statement. We also consent to the reference to us under the headings "Experts" in such Registration Statement.

/s/ Vorisek & Company, LLC

Vorisek & Company, LLC
May 6, 2003